Exhibit 99.1

NANO Nuclear Energy Announces Closing of $60 Million Private Placement with Three Accredited Institutional Investors

Cash position at over $125 Million in just under 7 months as a public company

Financing provides cash runway to expedite cutting-edge portable nuclear microreactor technologies, auxiliary businesses, seek complimentary acquisitions and drive growth towards initial revenue generation

New York, N.Y., Nov. 27, 2024 — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear” or “the Company”), a leading advanced nuclear energy and technology company focused on developing portable, clean energy solutions, today announced the closing of a private placement with three accredited institutional investors for gross proceeds of approximately $60 million to NANO Nuclear, before deducting offering expenses.

In the private placement, NANO Nuclear sold 2,500,002 shares of common stock and five-year warrants to purchase an aggregate of up to an additional 2,500,002 shares of common stock, or 100% warrant coverage, at a combined purchase price of $24.00 for each share and associated warrant. The warrants are exercisable for $26.00 per share.

The proceeds from this financing significantly augments NANO Nuclear’s cash on hand to over $125 million. With this cash on hand, NANO Nuclear will be able to more readily advance and expedite its cutting-edge microreactors, auxiliary businesses, seek complimentary acquisitions and drive growth towards initial revenue generation.

“We are humbled to be supported by a growing number of institutional investors,” said Jay Yu, Founder and Chairman of NANO Nuclear Energy. “We will continue to work extremely hard to establish NANO Nuclear as one of the leaders in the U.S. advanced nuclear energy market. With over $125 Million now in our treasury, we are positioned for rapid growth, to drive stockholder value and to realize our vision of becoming a leading, diversified, and vertically integrated advanced nuclear energy company.”

The Benchmark Company, LLC acted as sole placement agent for the transaction.

The securities sold in the private placement have not been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The Company has agreed to file, by January 15, 2025, a registration statement with the SEC covering the resale of the shares of common stock and shares of common stock underlying the warrants issued in the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About NANO Nuclear Energy, Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is an advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across five business lines: (i) cutting edge portable microreactor technology, (ii) nuclear fuel fabrication, (iii) nuclear fuel transportation, (iv) nuclear applications for space and (v) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s products in technical development are “ZEUS”, a solid core battery reactor, and “ODIN”, a low-pressure coolant reactor, each representing advanced developments in clean energy solutions that are portable, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

NANO Nuclear Space Inc. (NNS), a NANO Nuclear subsidiary, is exploring the potential commercial applications of NANO Nuclear’s developing micronuclear reactor technology in space. NNS is focusing on applications such as power systems for extraterrestrial projects and human sustaining environments, and potentially propulsion technology for long haul space missions. NNS’ initial focus will be on cis-lunar applications, referring to uses in the space region extending from Earth to the area surrounding the Moon’s surface.

For more corporate information please visit: https://NanoNuclearEnergy.com/

For further information, please contact:

Email: IR@NANONuclearEnergy.com

Business Tel: (212) 634-9206

PLEASE FOLLOW OUR SOCIAL MEDIA PAGES HERE:

NANO Nuclear Energy LINKEDIN

NANO Nuclear Energy YOUTUBE

NANO Nuclear Energy TWITTER

Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release or related events contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements (including statements related to the closing, and the anticipated benefits to the Company, of the private placement described herein) related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, which may be beyond our control. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”) or related state nuclear fuel licensing submissions, (ii) risks related the development of new or advanced technology, including difficulties with design and testing, cost overruns, regulatory delays and the development of competitive technology, (iii) our ability to obtain contracts and funding to be able to continue operations, (iv) risks related to uncertainty regarding our ability to technologically develop and commercially deploy a competitive advanced nuclear reactor or other technology in the timelines we anticipate, if ever, (v) risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission, including those associated with the recently enacted ADVANCE Act, and (vi) similar risks and uncertainties associated with the operating an early stage business a highly regulated and rapidly evolving industry. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement, and NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.